EXHIBIT B

November ___, 1999



[TO COME]

Dear [__]:

     As you know, Tumbleweed Communications Corp. (the "Company") is acquiring Worldtalk Communications Corporation ("Worldtalk") as part of an Agreement and Plan of Merger (the "Merger"). In connection with the Merger, the Company is pleased to extend this offer of employment to you. We believe that you will find working for the Company to be a rewarding experience, and we anticipate that you will contribute to the Company's continued success. This Offer Letter and the attached Restrictive Covenants set forth the terms and conditions of the Company's offer of employment to you. Please sign and return a copy of this Offer Letter and the Restrictive Covenants, by November , 1999, indicating your acceptance.

     Effective as of the Merger, which is scheduled to take place on or about February 1, 2000, the Company will employ you as [_________]. You will report to [_________]. Your employment with the Company is an at-will relationship, meaning that either you or the Company may terminate this employment relationship at any time and for any reason or no reason.

     Through [_________], you will earn a salary based on an annual salary of $[_________] ("Annual Salary"), payable in accordance with the Company's regular payroll practices and subject to all applicable withholdings. Through [_________], you will receive bonuses in the amount of $[_________], on the following basis: [_________]. Additionally, you will be entitled to participate in all benefit plans offered by the Company to employees at your level.

     The Company will also pay you severance and a completion bonus on the following terms. In the event the Company terminates your employment without cause on or before [_________], the Company will pay you as severance a sum equivalent to [_________] months of Annual Salary, subject to all applicable withholdings. Should the Company terminate your employment without cause at any time after [_________], the Company will pay you a severance equivalent to [_________] months of Annual Salary, subject to all applicable withholdings. (The foregoing reference to "cause" merely sets forth the conditions under which the Company is obligated to pay you severance, and does not affect or alter the at-will employment relationship.) In the event that you voluntarily terminate your employment with the Company, you will not be entitled to any severance pay. Furthermore, the Company will pay you a completion bonus of $[---------], subject to all applicable withholdings, provided that: you are an employee of the Company on [_________].

     In consideration for your employment with the Company, you agree to perform your duties as [_________] and to comply with the terms and conditions of the Restrictive Covenants. You further acknowledge that prior to signing this Offer Letter, you have read and understood this Offer Letter and the Restrictive Covenants, and you have had the opportunity to consult with an attorney regarding your legal obligations hereunder.

Agreed and Accepted:



________________________________



Tumbleweed Communications Corp.



By: _____________________________
    [Name]
    [Title]



                           RESTRICTIVE COVENANTS

     THESE RESTRICTIVE COVENANTS are entered into as of November , 1999 by and between Tumbleweed Communications Corp. (the "Company") and [_________] (the "Employee"), and concurrently herewith the Offer Letter dated November [ ], 1999 (collectively, this "Agreement").

     WHEREAS, the Company desires to employ the Employee as [_________] and the Employee desires to be employed by the Company;

     WHEREAS, the Company is engaged in the business of on-line document delivery systems (the "Business") and the Employee acknowledges the highly competitive nature of the Business;

     NOW THEREFORE, in consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Employee agree as follows:

     1. TERM. The Employee agrees to comply with the restrictive covenants set forth in Sections 2, 3 and 4 of this Agreement through December 31, 2000.

     2. NONSOLICITATION. The Employee shall not, directly or indirectly,
(A) solicit, induce, or attempt to solicit or induce any customers, clients, vendors, suppliers or consultants of the Company, or any of the Company's subsidiaries, affiliates, successors or assigns, engaged in the Business (a "Customer") to terminate his, her or its relationship with the Company or any of the Company's subsidiaries, affiliates, successors or assigns for any purpose, including the purpose of associating with or becoming a customer or client of, or consultant to, (whether or not exclusive) of the Employee or any entity of which the Employee is or becomes a partner, shareholder, officer, director, principal, agent, trustee or consultant, or (B) otherwise solicit, induce, or attempt to solicit or induce any such Customer to terminate his, her or its relationship with the Company or any of the Company's subsidiaries, affiliates, successors or assigns for any other purpose or no purpose.

     3. NONINTERFERENCE. The Employee shall not, directly or indirectly,
(A) solicit, induce, or attempt to solicit or induce any person known to the Employee to be an agent, employee or independent contractor of the Company or any of the Company's subsidiaries, affiliates, successors or assigns, that is involved in the Business (each such person, a "Company Person"), to terminate his or her employment or other relationship with the Company or any of the Company's subsidiaries, affiliates, successors or assigns for the purpose of associating with (i) any entity of which the Employee is or becomes an officer, director, partner, shareholder, agent, trustee or consultant or (ii) any competitor of the Company or any of the Company's subsidiaries, affiliates, successors or assigns in the Business, or (B) otherwise encourage any Company Person to terminate his or her employment or other relationship with the Company or any of the Company's subsidiaries, affiliates, successors or assigns for any other purpose or no purpose.

     4. NONCOMPETITION. The Employee shall not directly or indirectly, anywhere in the United States, (A) engage in the Business for the Employee's own account; (B) enter the employ of, or render any services involving the Business for the following companies or their subsidiaries, affiliates, successors or assigns (each an "Entity"): [_________]; and (C) become interested in any such Entity in any capacity, including as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant; provided, however, the Employee may own, directly or indirectly, solely as a passive investment, securities of any corporation if the Employee, individually or in the aggregate, is not a controlling Person of, or a member of a group which controls, such corporation and does not, directly or indirectly, "beneficially own" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, without regard to the 60 day period referred to in Rule 13d-3(d)(1)(i)) 2% or more of any class of securities of such corporation.

     5. RIGHTS AND REMEDIES UPON BREACH. If the Employee breaches, or threatens to commit a breach of the Agreement, the Company or the Company's subsidiaries, affiliates, successors or assigns shall have the following rights and remedies, each of which shall be independent of the others and severally enforceable, and each of which shall be in addition to, and not in lieu of, any other rights or remedies available to the Company or the Company's subsidiaries, affiliates, successors or assigns at law or in equity:

         a. SPECIFIC PERFORMANCE. The right and remedy to have each and every one of the provisions of the Agreement specifically enforced and the right and remedy to obtain injunctive relief, it being agreed that any breach or threatened breach of any of the provisions of the Agreement would cause irreparable injury to the Company or the Company's subsidiaries, affiliates, successors or assigns, and that money damages would not provide an adequate remedy to the Company or the Company's subsidiaries, affiliates, successors or assigns.

         b. ACCOUNTING. The right and remedy to require the Employee to account for and pay over to the Company or the Company's subsidiaries, affiliates, successors or assigns, as the case may be, all compensation, profits, monies, accruals, increments or other benefits derived or received by the Employee that results from any transaction or activity constituting a breach of any of the provisions of the Agreement.

         c. SEVERABILITY. The Employee acknowledges and agrees that the covenants in this Agreement are reasonable in geographic, temporal and subject matter scope and in all other respects, and do not impose limitations greater than are necessary to protect the goodwill and other business interests of the Company and the Company's subsidiaries, affiliates, successors or assigns. If, however, any court of competent jurisdiction subsequently determines that the covenants in this Agreement, or any part thereof, or any other part of this Agreement, are invalid or unenforceable, the remainder of the covenants in this Agreement, and the remainder of this Agreement, shall not thereby be affected and shall be given full effect without regard to the invalid portions.

         d. BLUE-PENCILING. If any court of competent jurisdiction determines that any provision of this Agreement, or any part thereof, are unenforceable because of the geographic, temporal and subject matter scope, such court shall have the power to reduce the geographic, temporal and subject matter scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable to the maximum extent permitted by applicable law.

         e. ENFORCEABILITY IN ALL JURISDICTIONS. The Employee intends to and hereby confers jurisdiction to enforce each and every one of the provisions of the Agreement upon the courts of any jurisdiction within the geographic scope of Agreement. If the courts of any one or more of such jurisdictions hold the provisions of the Agreement unenforceable by reason of the breadth of such scope or otherwise, it is the intention of Employee that such determination shall not bar or in any way affect the Company's or the Company's subsidiaries', affiliates', successors' or assigns' right to the relief provided above in the courts of any other jurisdiction within the geographic scope of the provisions of the Agreement, as to breaches of such provisions of the Agreement in such other respective jurisdictions, such provisions of the Agreement as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

     6. ENTIRE AGREEMENT/MODIFICATION. The Agreement represents the entire understanding of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof. The Agreement may not be modified or amended except by an instrument in writing signed by each of the parties hereto.

     7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law rules.

     8. DISPUTE RESOLUTION. Except as otherwise provided herein or as necessary to specifically enforce, or enjoin the breach of, the Agreement (to the extent such remedies are otherwise available), any dispute arising under or relating to the Agreement shall be finally settled by one arbiter under the then-existing Commercial Arbitration Rules of the American Arbitration Association in arbitration proceedings conducted in San Jose, California. The arbitrator shall have no power or authority in making his award to modify, enlarge or add to the terms and provisions of the Agreement. Judgement upon the award of the arbiter shall be binding upon the parties and may be entered in any court having jurisdiction. The arbiter shall award to the prevailing party reasonable attorneys' fees and expenses from the other party, including any expert fees, which fees and expenses shall be in addition to any other relief which may be awarded.


     IN WITNESS WHEREOF, the parties have executed the Agreement as of the date set forth above.


Agreed and Accepted:



___________________________________



Tumbleweed Communications Corp.



By: _______________________________
    [Name]
    [Title]